Exhibit 32.2

        Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002.

         In connection with the Quarterly Report of Care Concepts I, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steve Markley, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 Dated:  August 14, 2004
                                              /s/ Steve Markley
                                              ----------------------------
                                              Steve Markley,
                                              Principal Accounting Officer